SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) September 27, 2002



                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


          Delaware                  333-89556                    13-6357101
----------------------------        ---------                    ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)             File No.)                Identification No.)



                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)



                               (212) 902-1000
             Registrant's telephone number, including area code



                               Not Applicable
       (Former name or former address, if changed since last report)





Item 5.   Other Events
          ------------

                  The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-89556) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:00AM on June 6, 2002. Pursuant to this Registration Statement, the Registrant issued and sold $1,186,528,826 in aggregate principal amount of Mortgage Pass-Through Certificates, Series 2002-9. This transaction closed on September 27, 2002. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

         A list of the Exhibits filed herewith is attached hereto.




                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.

                                            By:   /s/ Jay F. Strauss
                                                --------------------------------
                                                  Name:   Jay F. Strauss
                                                 Title:   Secretary

Dated: October 15, 2002

                               EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

4.5.1 Trust Agreement, dated as of September 1, 2002, between GS Mortgage Securities Corp. and JPMorgan Chase Bank

4.5.2          Standard Terms to Trust Agreement (September 2002 Edition)

4.6 Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1)